COMPUTATIONAL MATERIALS


                              PEOPLEFIRST.COM


                        $244,520,000 (Approximate)


             Preliminary Marketing and Computational Materials
              PeopleFirst.com Vehicle Receivables Owner Trust
                     Asset-Backed Notes, Series 2000-1


             $31,000,000  [TBD]% Class A-1 Notes, Series 2000-1
             $109,000,000 [TBD]% Class A-2 Notes, Series 2000-1
             $34,000,000  [TBD]% Class A-3 Notes, Series 2000-1
             $70,520,000  [TBD]% Class A-4 Notes, Series 2000-1





                                Prudential
                                Securities


                               June 19, 2000

-------------------------------------------------------------------------------
The information herein has been provided solely by Prudential Securities Incorporated ("PSI") based on information with respect to the motor vehicle loans provided by PeopleFirst Finance, LLC ("PFF") and its affiliates.
Neither PFF nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.
The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.
-------------------------------------------------------------------------------

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1


                                       STRUCTURE IFNORMATION


                                 Class A-1        Class A-2       Class A-3        Class A-4
                                 ---------        ---------       ---------        ---------
       Approximate Size:        $31,000,000      $109,000,000    $34,000,000      $70,520,000

Expected Ratings
(Moody's/S&P):                   P-1/A-1+          Aaa/AAA         Aaa/AAA          Aaa/AAA

       Exp. Avg. Life to
           15% Call:             0.17 yrs          1.00 yrs       2.00 yrs          2.84 yrs

          Exp. Mat. to
           15% Call:             11/15/00          3/15/02        10/15/02          7/15/03

 Exp. Average Life to
      Maturity:                  0.17 yrs          1.00 yrs       2.00 yrs          3.15 yrs

       Expected Maturity:        11/15/00          3/15/02        10/15/02          4/15/05

        Stated Maturity:          7/15/01          6/15/03         2/15/04          12/15/06

       Interest Payment:        Actual/360          30/360         30/360            30/360

         Payment Delay:           0 days            0 days         0 days            0 days






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A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
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                                     2

Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1


                           TRANSACTION OVERVIEW

Title of Securities:    PeopleFirst.com Vehicle Owner Trust, Series 2000-1,
                        Class A-1 Notes, Class A-2 Notes, Class A-3
                        Notes and Class A-4 Notes (the "Notes").

Originator/Servicer:    PeopleFirst Finance, LLC ("PeopleFirst")

Bond Insurer:           Financial Security Assurance Inc. ("FSA" or the
                        "Insurer")

Trustee:                Norwest Bank Minnesota, National Association

Securities Offered:     $31,000,000, [TBD]% Class A-1 Notes
                        $109,000,000, [TBD]% Class A-2 Notes
                        $34,000,000, [TBD]% Class A-3 Notes
                        $70,520,000, [TBD]% Class A-4 Notes

Issuer: PeopleFirst.com Vehicle Receivables Owner Trust 2000-1, a special-purpose Delaware business trust.

Structure:              The Notes will be sequential-pay and insured by FSA.

Collateral:             The Transaction is collateralized by, among other
                        things, a pool of new and used consumer automobile and motorcycle loans (the "Loans"), including the principal and interest payments due or to become due thereon after the Cut-off Date, and rights in and to the Collection Account and any other bank accounts opened by the Issuer (each, an "Account"). Initially, $252,514,897 of collateral will support the Notes and Certificates (the "Initial Collateral Balance").






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                                     3

Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1


                           TRANSACTION OVERVIEW (Cont.)


Underwriters:                   Prudential Securities, Incorporated
                                Barclays Capital, Inc.

Cut-Off Date:                   Opening of business on June 1, 2000

Expected Pricing:               June [21], 2000

Expected Settlement:            June [30], 2000

Servicing Fee:                  50 bps

Pricing Speed:                  1.5% ABS

Determination Date:             The 5th Business Day immediately preceding
                                each Payment Date.

Payment Date:                   The 15th day of each month (or if any such
                                date is not a business day, on the first business day thereafter), commencing on
                                July 17, 2000.

Distribution and Form:          The Notes are being publicly offered.
                                The Notes will be available in Book Entry
                                Form through DTC.

Minimum
Denomination:                  $1,000,000 and increments of $100,000.



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                                     4

Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1

                        TRANSACTION OVERVIEW (Cont.)




Flow of Funds:             On each Payment Date, the Indenture Trustee
                           will distribute the following amounts:


                           (i)   From the Distribution Amount, to the
                                 Servicer, the Base Servicing Fee for the related Collection Period, and any other amounts owed to the Servicer that the Servicer has not reimbursed itself in respect of and to the extent not retained by the Servicer;

                           (ii) From the Distribution Amount, pro rata, (i) to the Indenture Trustee, the Indenture Trustee Fee, to the Backup Servicer, the Backup Servicer Fee and expenses (provided that all expenses incurred by the Backup Servicer in connection with its assumption of the role of Servicer shall not exceed $35,000 in the aggregate, at any time when the Notes are Outstanding); and (ii) to the Owner Trustee, the Owner Trustee fee in accordance with the agreement between the Servicer and the Owner Trustee;

                           (iii) From the Distribution Amount, to the Note
                                 Distribution Account, the Noteholders'
                                 Interest Distributable Amount;

                           (iv) From the Distribution Amount, to the Note Distribution Account, the Noteholders' Principal Distributable Amount;

                            (v)  From the Distribution Amount, to the
                                 Insurer, to the extent of any amounts
                                 owing to the Insurer under the Insurance
                                 Agreement and not paid;

                            (vi) From the Available Funds, to the Reserve
                                 Account, all Available Funds remaining
                                 after distribution pursuant to clauses (i) through (v) above;

                           (vii) From amounts, if any, released from the
                                 Reserve Account on such Payment Date
                                 pursuant to the terms of the Reserve
                                 Account Agreement for deposit in the
                                 Certificate Distribution Account (A) the
                                 Certificateholders' Monthly Principal
                                 Distributable Amount, and second, (B) the remaining amount, for distribution to the Class R Certificateholders.



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                                       5

Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1


                        TRANSACTION OVERVIEW (Cont.)


Available Funds:              For any Determination Date, the following
                              amounts related to the preceding
                              Collection Period will be available for
                              distribution:

                              (i)  The Collected Funds for the related
                                   Collection Period;

                              (ii)  All Purchase Amounts deposited in the
                                    Collection Account during the related
                                    Collection Period;

                              (iii) All income received from investments of
                                    funds in the Collection Account and the
                                    Reserve Account during the related
                                    Collection Period.

Distribution
Amount: For any Payment Date, the sum of (i) the Available Funds for the immediately preceding Determination Date, plus (ii) any amounts received with respect to the Deficiency Claim Amount from the Reserve Account, an Insurer Optional Deposit or otherwise, other than from draws under the Policy, received by the Indenture Trustee from the Insurer with respect to such Payment Date.

                              Any amounts received by the Indenture Trustee resulting from a draw on the Policy shall be deposited directly into the Noteholder Distribution Account for further distribution to the Noteholders.

Interest Payment
Amount: The Class A-1 Notes will bear interest on a fixed rate per annum, calculated on an actual/360 basis. The Class A-2 Notes, Class A-3 Notes and Class A-4 Notes will bear interest at a fixed rate per annum, calculated on a 30/360 basis. With respect to the first Payment Date, interest on the Notes shall accrue from June 15th to but excluding such Payment Date.







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IN THE PROSPECTUS SUPPLEMENT.

Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1


                        TRANSACTION OVERVIEW (Cont.)


Principal Distributable
Amount: With respect to any Payment Date, will be an amount equal to the sum of the following amounts:

                              (i)  the principal portion of all Collected
                                   Funds received during the immediately
                                   preceding calendar month including the
                                   principal portion of all prepayments;

                              (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related calendar month;

                              (iii) the principal portion of the Purchase
                                    Amounts received with respect to all
                                    Receivables that became Purchased
                                    Receivables during the related calendar
                                    month;

                             (iv)   at the option of the Insurer, the
                                    Principal Balance of the Receivables
                                    that were required to be purchased by
                                    the Transferor and Servicer during the
                                    related calendar month but were not
                                    purchased, and

                              (v) the aggregate amount of Cram Down Losses that have occurred during the related calendar month.

Noteholders'
Principal Distributable
Amount: For any Payment Date, the product of (A) the lesser of (1) the Principal Distributable Amount on such Payment Date and (2) the excess, if any, of (x) the aggregate Outstanding Amount of the Notes and the Certificates as of the day immediately preceding such Payment Date over (y) the Pool Balance at the end of the related Collection Period less the Yield Supplement Overcollateralization Amount with respect to such Distribution Date; and (B) 98%.

Charged-off
Loan:                         With respect to any Collection Period, a Loan
                              (i) that has been charged-off in accordance with the Originator's credit and collection policies or (ii) 90% or more of any scheduled payment on such Loan is 120 days or more delinquent as of the end of such Collection Period.

Cram Down Losses:             If, during an insolvency proceeding,
                              a court issued an order which
                              reduces the amount owed on a Loan, a Cram
                              Down Loss is the amount equal to such
                              reduction in principal balance.

Credit Enhancement:           Subordination, Reserve Account, Yield Supplement
                              Overcollateralization Amount, Insurance Policy


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PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION
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                                       7

Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1


                        TRANSACTION OVERVIEW (Cont.)





Subordination:                The Certificates are subordinated to the
                              Notes. Initially, the Certificates shall represent 2.0% of the Original Pool Balance less the Yield Supplement
                              Overcollateralization Amount.

Reserve Account:              Funds may be withdrawn from the
                              Reserve Account on or before each Payment
                              Date to pay any Deficiency Claim Amount for such Payment Date, including amounts needed to pay the Noteholders' Interest
                              Distributable Amount and the Noteholders'
                              Principal Distributable Amount for such
                              Payment Date.


                              The amount required under the Reserve Account Agreement to be on deposit in the Reserve Account at any time (the "Reserve Account Required Amount") may increase or decrease without Noteholder consent and there can be no assurance that the amounts on deposit in the Reserve Account will reach the Reserve Account Required Amount since the existence of the Reserve Account and any other term or provision in the Reserve Account Agreement regarding the Reserve Account may be amended by the Insurer without Noteholder consent. Consequently, the Noteholders should not rely on amounts on deposit in or to be deposited to the Reserve Account in evaluating the likelihood of receiving repayment of the Notes. The Reserve Account will be cross-collateralized with other Reserve Accounts that have been established with respect to other PeopleFirst securitizations.







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A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1


                        TRANSACTION OVERVIEW (Cont.)




Yield Supplement
Overcollateralization
Amount: On the Closing Date, the sum of the original pool balance will exceed the initial principal amount of the Securities, by $3,004,692 (the "Initial
                               Overcollateralization Amount"), which is approximately 1.19% of the sum of the aggregate principal balance of the receivables as of the cutoff date. The Yield Supplement Overcollateralization Amount will amortize on a schedule over the term of the outstanding Notes and Certificates. The Yield Supplement Overcollateralization
                               Amount is intended to compensate for the low
                               APRs on some of the Loans. The Yield
                               Supplement Overcollateralization Amount has been calculated for each Payment Date as the sum of the amount for each Loan equal to the excess, if any, of (x) the scheduled payments due on that Loan for each future collection period discounted to present value as of the end of the preceding collection period at the APR of that Loan over (y) the scheduled payments due on the Loan for each future collection period discounted to present value as of the end of the preceding collection period at 8.4%. For purposes of the preceding definition, future scheduled payments on the Loans are assumed to be made on their scheduled due dates without any delays, defaults or prepayments.

The Policy:                    Simultaneously with the issuance of the
                               Notes, the Insurer will deliver the Policy to the Indenture Trustee for the benefit of each Noteholder. Under the Policy, the Insurer will unconditionally and irrevocably guarantee to the Indenture Trustee for the benefit of each Noteholder the full and complete payment of (i) Scheduled Payments
                               (as defined below) on the Notes and (ii) the amount of any Scheduled Payment which subsequently is avoided in whole or in part as a preference payment under applicable law.

                              "Scheduled Payment" means payments which are scheduled to be made on the Notes during the term of the Policy in accordance with the original terms of the Notes when issued and without regard to any subsequent amendment or modification of the Notes or the Indenture that has not been consented to by the Insurer, which payments for each Payment Date are (i) the Noteholders' Interest Distributable Amount for such Payment Date and (ii) the Noteholders' Principal Distributable Amount.



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A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
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                                       9

Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1



                        TRANSACTION OVERVIEW (Cont.)



Optional Redemption
(Full Redemption):            The Notes may be redeemed by the
                              Transferor, in whole but not in part, at par plus accrued interest on any Payment Date on which the outstanding Pool Balance is less than or equal to 15% of the Original Pool
                              Balance.


Tax Status:                   The Notes will be characterized as debt for
                              federal income tax purposes. Please see the Prospectus for a full description of the tax characterization of the Notes.

ERISA Eligible:               The acquisition of the Notes by an employee
                              benefit plan subject to the Employee
                              Retirement Income Security Act of 1974, as amended ("ERISA") or the provisions of
                              Section 4975 of the Code (a "Plan"), is
                              permissible if the proposed acquisition
                              would not result in a prohibited transaction under ERISA or the Code or if the transaction qualifies for a statutory or administrative exemption. If the proposed acquisition does not qualify for an exemption, such acquisition could result in a prohibited transaction under ERISA or
                              Section 4975 of the Code. If, by virtue of such acquisition, assets held by the Issuer and pledged to the Trustee were deemed to be assets of the Plan, the Issuer or other parties may be considered to be a fiduciary with respect to any Plan. Therefore, the acquisition and transfer of the Notes are subject to certain restrictions.

                              The Indenture provides that each
                              prospective initial Noteholder acquiring the
                              Notes, each prospective transferee acquiring the Notes, and each prospective owner (or transferee thereof) of a beneficial interest in the Notes (each a "Prospective Owner") will be deemed to have represented and warranted to the Originator, the Servicer, the Issuer, the Trustee and any successor Servicer that either (1) the Prospective Owner is not a Plan and the Prospective Owner is not directly or indirectly acquiring the Offered Notes on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) the proposed acquisition and holding will not give rise to a transaction described in
                              Section 406(a) of ERISA or Section 4975(e)(l) of the Code for which a statutory or administrative exemption is unavailable. See "ERISA Considerations" in the Prospectus.



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A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
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PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION
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                                       10

Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1


                        TRANSACTION OVERVIEW (Cont.)






Further Information:


                Banking:
                Robert DiOrio (212-778-4231)
                Caroline Owen (212-778-8038)
                Laura Haggarty (212-778-7437)



                Trading:
                Rob Karr (212-778-2741)
                Chris Connors (212-778-2741)



                FSG:
                Lina Hsu (212-778-1451)
                Matt DeAngelis (212-778-2458)
                Martha Slater (212-778-8261)
                Wendy Liu (212-778-4876)



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1



Number of Receivables:                                                  14,298

Aggregate Current Principal Balance:                           $252,514,897.94

Aggregate Original Principal Balance:                          $265,373,079.39

Weighted Average APR:                                                   7.911%

APR Range:                                                    6.750% - 11.990%

Average Current Principal Balance:                                  $17,660.85

Current Principal Balance Range:                          $712.35 - $84,500.00

Average Original Principal Balance:                                 $18,560.15

Original Principal Balance Range:                       $6,325.00 - $84,500.00

Weighted Average Original Term to Stated Maturity
(in months):                                                            55.599

Original Term to Stated Maturity Range
(in months):                                                           12 - 72

Weighted Average Remaining
Amortization (in months):                                               52.832

Remaining Amortization Term Range (in months):                          3 - 72








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                                       12

Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1


      Distribution by Remaining Principal Balance of the Receivables
                          as of the Cut-off Date

                                                                           Percentage
                                                      Aggregate           of Aggregate
Range of Remaining                  Number of         Principal            Principal
Principal Balances                  Receivables        Balance             Balance (1)

$0.00 < to <= $5,000.00                   29          $    99,711.62          0.04%
$5,000.00 < to <= $10,000.00           2,419           20,263,867.78          8.02
$10,000.00 < to <= $15,000.00          3,887           49,531,957.29         19.62
$15,000.00 < to <= $20,000.00          3,592           63,144,595.04         25.01
$20,000.00 < to <= $25,000.00          2,193           49,476,868.15         19.59
$25,000.00 < to <= $30,000.00          1,206           33,156,949.43         13.13
$30,000.00 < to <= $35,000.00            489           15,912,982.29          6.30
$35,000.00 < to <= $40,000.00            231            8,632,484.09          3.42
$40,000.00 < to <= $45,000.00            113            4,814,458.43          1.91
$45,000.00 < to <= $50,000.00             65            3,092,732.27          1.22
$50,000.00 < to <= $55,000.00             25            1,311,241.98          0.52
$55,000.00 < to <= $60,000.00             25            1,447,677.13          0.57
$60,000.00 < to <= $65,000.00              9              567,862.60          0.22
$65,000.00 < to <= $70,000.00              8              544,048.85          0.22
$70,000.00 < to <= $75,000.00              6              432,960.99          0.17
$80,000.00 < to <= $85,000.00              1               84,500.00          0.03


Total:                                14,298       $  252,514,897.94        100.00%

(1)  Percentages may not add to 100.00% due to rounding.





THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1


                   Geographic Distribution of the Receivables Pool as of the Cut-off Date


                                              Number of       Aggregate Principal     Percentage of Aggregate
State (1)                                    Receivables            Balance            Principal Balance (2)

Alabama                                         121            $   2,117,847.21                 0.84%
Alaska                                           11                  185,327.16                 0.07
Arizona                                         325                6,159,870.93                 2.44
Arkansas                                        120                1,954,215.70                 0.77
California                                    2,541               49,374,643.77                19.55
Colorado                                        308                5,187,424.89                 2.05
Connecticut                                     293                4,718,928.99                 1.87
Delaware                                         86                1,446,311.54                 0.57
District of Columbia                             40                  701,931.92                 0.28
Florida                                         754               13,037,173.14                 5.16
Georgia                                         682               11,611,050.23                 4.60
Hawaii                                            5                   81,724.96                 0.03
Idaho                                            58                1,014,441.23                 0.40
Illinois                                        485                8,727,787.10                 3.46
Indiana                                         204                3,385,486.41                 1.34
Iowa                                             77                1,233,932.33                 0.49
Kansas                                          129                2,030,356.37                 0.80
Kentucky                                         84                1,434,309.63                 0.57
Louisiana                                        66                1,208,829.20                 0.48
Maine                                            38                  522,849.78                 0.21
Maryland                                        380                6,694,784.14                 2.65
Massachusetts                                   432                7,100,792.86                 2.81
Michigan                                        381                6,343,902.01                 2.51
Minnesota                                       259                4,418,986.75                 1.75
Mississippi                                      28                  509,600.31                 0.20
Missouri                                        206                3,379,289.84                 1.34
Montana                                          37                  549,430.44                 0.22
Nebraska                                         44                  741,066.46                 0.29
Nevada                                           82                1,678,722.01                 0.66
New Jersey                                      486               10,078,140.12                 3.99
New Mexico                                       95                1,701,681.31                 0.67
New York                                        836               13,946,219.85                 5.52



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY
PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION
IN THE PROSPECTUS SUPPLEMENT.

                                       14


Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1



                   Geographic Distribution of the Receivables Pool as of the Cut-off Date (Cont.)


                                                                                      Percentage of Aggregate
                                              Number of       Aggregate Principal  Principal Balance (2)State (1)
                                             Receivables            Balance

North Carolina                                   360               6,133,896.94                 2.43
Ohio                                             453               7,018,176.41                 2.78
Oklahoma                                         111               1,763,591.78                 0.70
Oregon                                           222               3,730,371.28                 1.48
Pennsylvania                                     504               8,313,972.58                 3.29
Rhode Island                                      30                 440,923.41                 0.17
South Carolina                                    92               1,401,277.10                 0.55
South Dakota                                       9                 128,098.97                 0.05
Tennessee                                        175               2,846,394.08                 1.13
Texas                                          1,355              25,389,708.74                10.05
Utah                                              42                 656,023.41                 0.26
Vermont                                           46                 705,729.06                 0.28
Virginia                                         489               8,374,541.75                 1.32
Washington                                       446               8,027,684.61                 3.18
West Virginia                                     49                 767,100.03                 0.30
Wisconsin                                        209               3,333,891.83                 1.32
Wyoming                                           13                 206,457.37                 0.08

Total:                                        14,298          $  252,514,897.94               100.00%

(1) Based on mailing addresses of the Obligors as of the date of origination.
(2)  Percentages may not add to 100.00% due to rounding.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY
PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION
IN THE PROSPECTUS SUPPLEMENT.


Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1




          Distribution by Annual Percentage Rate of the Receivables as of the Cut-off Date


                                                                                    Percentage of Aggregate
                                          Number of               Aggregate            Aggregate Principal
Range of Annual Percentage Rates         Receivables          Principal Balance             Balance(1)

6.500% < to <= 6.750%                            1               $    11,533.91               0.00%
6.750% < to <= 7.000%                          299                 5,526,326.04               2.19
7.000% < to <= 7.250%                        1,929                39,050,201.07              15.46
7.250% < to <= 7.500%                        1,264                24,749,146.30               9.80
7.500% < to <= 7.750%                        3,341                69,566,538.91              27.55
7.750% < to <= 8.000%                        2,220                35,752,672.00              14.16
8.000% < to <= 8.250%                          327                 5,296,386.34               2.10
8.250% < to <= 8.500%                        2,551                38,185,083.31              15.12
8.500% < to <= 8.750%                          370                 5,459,090.71               2.16
8.750% < to <= 9.000%                        1,112                14,885,437.86               5.89
9.000% < to <= 9.250%                          159                 3,523,102.86               1.40
9.250% < to <= 9.500%                          323                 4,122,344.40               1.63
9.500% < to <= 9.750%                          160                 3,124,164.52               1.24
9.750% < to <= 10.000%                          99                 1,278,011.54               0.51
10.000% < to <= 10.250%                         47                   797,778.18               0.32
10.250% < to <= 10.500%                         11                   160,783.09               0.06
10.500% < to <= 10.750%                         13                   199,590.14               0.08
10.750% < to <= 11.000%                         24                   286,824.70               0.11
11.250% < to <= 11.500%                         33                   383,032.69               0.15
11.750% < to <= 12.000%                         15                   156,849.37               0.06


Total:                                      14,298            $  252,514,897.94             100.00%

(1) Percentages may not add to 100.00% due to rounding.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY
PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION
IN THE PROSPECTUS SUPPLEMENT.


                                       16



Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1



                   Distribution by Original Term to Stated Maturity of the Receivables
                                           as of the Cut-off Date



                                            Number of       Aggregate Principal     Percentage of Aggregate
Range of Original Terms (1)                Receivables            Balance            Principal Balance (2)

10 < to <= 15                                   30         $    324,180.92                   0.13%
15 < to <= 20                                   11              113,034.54                   0.04
20 < to <= 25                                  196            2,256,549.99                   0.89
25 < to <= 30                                   34              336,906.31                   0.13
30 < to <= 35                                    7               94,657.86                   0.04
35 < to <= 40                                1,632           22,005,165.92                   8.71
40 < to <= 45                                   87            1,053,359.00                   0.42
45 < to <= 50                                3,034           46,502,903.99                  18.42
50 < to <= 55                                   81            1,178,490.62                   0.47
55 < to <= 60                                8,679          168,061,292.15                  66.56
60 < to <= 65                                    1               14,641.00                   0.01
65 < to <= 70                                  106            2,143,591.87                   0.85
70 < to <= 75                                  400            8,430,123.77                   3.34

Total:                                      14,298       $  252,514,897.94                 100.00%

(1) Defined as the number of months to fully amortize the loan.
(2) Percentages may not add to 100.00% due to rounding.







THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY
PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION
IN THE PROSPECTUS SUPPLEMENT.


                                       17



Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1



                         Distribution by Remaining Amortization Term of the Receivables
                                           as of the Cut-off Date


                                            Number of       Aggregate Principal     Percentage of Aggregate
Range of Remaining Terms (1)                Receivables            Balance            Principal Balance (2)


0 < to <= 5                                     10             $    46,608.41                   0.02%
5 < to <= 10                                    26                 202,376.72                   0.08
10 < to <= 15                                   27                 327,683.07                   0.13
15 < to <= 20                                   76                 692,101.00                   0.27
20 < to <= 25                                  164               1,973,931.67                   0.78
25 < to <= 30                                  244               2,775,379.55                   1.10
30 < to <= 35                                1,116              15,411,170.91                   6.10
35 < to <= 40                                  425               5,787,731.25                   2.29
40 < to <= 45                                1,372              20,695,908.25                   8.20
45 < to <= 50                                1,695              26,494,947.21                  10.49
50 < to <= 55                                2,435              46,095,766.29                  18.25
55 < to <= 60                                6,203             121,461,420.87                  48.10
60 < to <= 65                                   66               1,304,311.77                   0.52
65 < to <= 70                                  175               3,543,503.13                   1.40
70 < to <= 75                                  264               5,702,057.84                   2.26

Total:                                      14,298          $  252,514,897.94                 100.00%


(1) Defined as the number of months remaining in the amortization schedule.
(2)  Percentages may not add to 100.00% due to rounding.






THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY
PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION
IN THE PROSPECTUS SUPPLEMENT.


                                       18



Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1





                             Distribution by Loan Purpose as of the Cut-off Date


                                                                               Percentage of Aggregate
                                       Number of       Aggregate Principal      Principal Balance (1)
Loan Purpose                          Receivables            Balance

Lease Buy Out                              782          $  12,005,250.61                 4.75%
New                                      6,661            139,323,380.88                55.17
Refinance                                1,672             26,470,886.28                10.48
Used                                     5,183             74,715,380.17                29.59

Total:                                  14,298         $  252,514,897.94               100.00%

(1)  Percentages may not add to 100.00% due to rounding.






THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1


                                              BOND A1 A-1+/P-1 CLASS


****  TO CALL  ****

CURRENT BALANCE: $31,000,000.00                                                                   DATED DATE: 06/15/00
ORIGINAL BALANCE: $31,000,000.00                                                            YIELD TABLE DATE: 06/30/00
                                         BOND A1 MONTHLY YIELD ACT/360 TABLE

                                                   PREPAYMENT SPEED

                                 0.00%            1.00%          1.30%           1.50%           1.70%        2.00%
PRICE                             ABS              ABS            ABS             ABS             ABS          ABS
                                  ---              ---            ---             ---             ---          ---

99-24                            7.552            8.002          8.138           8.249           8.337        8.473
99-24+                           7.504            7.925          8.053           8.156           8.239        8.366
99-25                            7.455            7.848          7.967           8.064           8.141        8.260
99-25+                           7.406            7.771          7.882           7.972           8.043        8.154
99-26                            7.357            7.694          7.796           7.879           7.945        8.047
99-26+                           7.309            7.617          7.711           7.787           7.847        7.941
99-27                            7.260            7.541          7.625           7.695           7.749        7.834
99-27+                           7.211            7.464          7.540           7.602           7.651        7.728

99-28                            7.163            7.387          7.455           7.510           7.554        7.622
99-28+                           7.114            7.310          7.369           7.418           7.456        7.515
99-29                            7.065            7.233          7.284           7.325           7.358        7.409
99-29+                           7.017            7.157          7.199           7.233           7.261        7.303
99-30                            6.968            7.080          7.114           7.141           7.163        7.197
99-30+                           6.920            7.003          7.028           7.049           7.065        7.091
99-31                            6.871            6.926          6.943           6.957           6.968        6.984
99-31+                           6.822            6.850          6.858           6.865           6.870        6.878

100-00                           6.774            6.773          6.773           6.773           6.773        6.772
100-00+                          6.725            6.696          6.688           6.681           6.675        6.666
100-01                           6.677            6.620          6.603           6.589           6.578        6.560
100-01+                          6.628            6.543          6.518           6.497           6.480        6.454
100-02                           6.580            6.467          6.432           6.405           6.383        6.348
100-02+                          6.531            6.390          6.347           6.313           6.285        6.242
100-03                           6.483            6.314          6.262           6.221           6.188        6.137
100-03+                          6.434            6.237          6.177           6.129           6.091        6.031

100-04                           6.386            6.161          6.092           6.037           5.993        5.925
100-04+                          6.337            6.084          6.007           5.945           5.896        5.819
100-05                           6.289            6.008          5.923           5.853           5.799        5.713
100-05+                          6.240            5.931          5.838           5.762           5.701        5.608
100-06                           6.192            5.855          5.753           5.670           5.604        5.502
100-06+                          6.143            5.778          5.668           5.578           5.507        5.396
100-07                           6.095            5.702          5.583           5.486           5.410        5.291
100-07+                          6.047            5.626          5.498           5.395           5.313        5.185

First Payment                    0.042            0.042          0.042           0.042           0.042        0.042
Average Life                     0.321            0.202          0.182           0.168           0.158        0.146
Last Payment                     0.625            0.375          0.375           0.375           0.292        0.292
Accrued Interest                 0.282            0.282          0.282           0.282           0.282        0.282


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY
PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION
IN THE PROSPECTUS SUPPLEMENT.


                                       20



Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.



                                                   BOND A2 AAA/Aaa CLASS

****  TO CALL  ****

CURRENT BALANCE: $109,000,000.00                                                                        DATED DATE: 06/15/00
ORIGINAL BALANCE: $109,000,000.00                                                                 YIELD TABLE DATE: 06/30/00
                                                   BOND A2 BE-YIELD TABLE

                                                      PREPAYMENT SPEED

                                       0.00%           1.00%          1.30%           1.50%           1.70%         2.00%
PRICE                                   ABS             ABS            ABS             ABS             ABS           ABS
                                        ---             ---            ---             ---             ---           ---

99-24                                  7.419           7.482          7.505           7.521           7.538         7.565
99-24+                                 7.408           7.467          7.489           7.504           7.520         7.545
99-25                                  7.398           7.453          7.473           7.487           7.502         7.526
99-25+                                 7.387           7.439          7.457           7.471           7.484         7.506
99-26                                  7.377           7.424          7.442           7.454           7.466         7.487
99-26+                                 7.367           7.410          7.426           7.437           7.449         7.467
99-27                                  7.356           7.395          7.410           7.420           7.431         7.447
99-27+                                 7.346           7.381          7.394           7.403           7.413         7.428

99-28                                  7.335           7.367          7.378           7.386           7.395         7.408
99-28+                                 7.325           7.352          7.362           7.369           7.377         7.389
99-29                                  7.314           7.338          7.347           7.353           7.359         7.369
99-29+                                 7.304           7.324          7.331           7.336           7.341         7.349
99-30                                  7.294           7.309          7.315           7.319           7.323         7.330
99-30+                                 7.283           7.295          7.299           7.302           7.305         7.310
99-31                                  7.273           7.280          7.283           7.285           7.287         7.291
99-31+                                 7.262           7.266          7.268           7.269           7.270         7.271

100-00                                 7.252           7.252          7.252           7.252           7.252         7.252
100-00+                                7.242           7.237          7.236           7.235           7.234         7.232
100-01                                 7.231           7.223          7.220           7.218           7.216         7.213
100-01+                                7.221           7.209          7.204           7.201           7.198         7.193
100-02                                 7.210           7.194          7.189           7.185           7.180         7.174
100-02+                                7.200           7.180          7.173           7.168           7.162         7.154
100-03                                 7.190           7.166          7.157           7.151           7.145         7.135
100-03+                                7.179           7.152          7.141           7.134           7.127         7.115

100-04                                 7.169           7.137          7.126           7.117           7.109         7.096
100-04+                                7.158           7.123          7.110           7.101           7.091         7.076
100-05                                 7.148           7.109          7.094           7.084           7.073         7.057
100-05+                                7.138           7.094          7.078           7.067           7.055         7.037
100-06                                 7.127           7.080          7.063           7.050           7.038         7.018
100-06+                                7.117           7.066          7.047           7.034           7.020         6.998
100-07                                 7.106           7.051          7.031           7.017           7.002         6.979
100-07+                                7.096           7.037          7.015           7.000           6.984         6.959

First Payment                          0.625           0.375          0.375           0.375           0.292         0.292
Average Life                           1.656           1.181          1.068           1.001           0.939         0.856
Last Payment                           2.625           2.042          1.875           1.708           1.625         1.458
Accrued Interest                       0.298           0.298          0.298           0.298           0.298         0.298


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY
PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION
IN THE PROSPECTUS SUPPLEMENT.


                                       21



Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.



                                                   BOND A3 AAA/Aaa CLASS

****  TO CALL  ****

CURRENT BALANCE: $34,000,000.00                                                                         DATED DATE: 06/15/00
ORIGINAL BALANCE: $34,000,000.00                                                                  YIELD TABLE DATE: 06/30/00
                                                   BOND A3 BE-YIELD TABLE

                                                      PREPAYMENT SPEED

                                    0.00%            1.00%           1.30%          1.50%           1.70%          2.00%
PRICE                                ABS              ABS             ABS            ABS             ABS            ABS
                                     ---              ---             ---            ---             ---            ---

99-24                               7.447            7.471           7.481          7.489           7.497          7.510
99-24+                              7.441            7.464           7.473          7.480           7.488          7.500
99-25                               7.435            7.456           7.465          7.471           7.479          7.490
99-25+                              7.429            7.449           7.457          7.463           7.469          7.480
99-26                               7.423            7.441           7.448          7.454           7.460          7.470
99-26+                              7.417            7.433           7.440          7.445           7.451          7.460
99-27                               7.411            7.426           7.432          7.437           7.442          7.450
99-27+                              7.405            7.418           7.424          7.428           7.433          7.440

99-28                               7.399            7.411           7.416          7.419           7.423          7.430
99-28+                              7.392            7.403           7.407          7.411           7.414          7.420
99-29                               7.386            7.395           7.399          7.402           7.405          7.410
99-29+                              7.380            7.388           7.391          7.393           7.396          7.400
99-30                               7.374            7.380           7.383          7.385           7.387          7.390
99-30+                              7.368            7.373           7.374          7.376           7.377          7.380
99-31                               7.362            7.365           7.366          7.367           7.368          7.370
99-31+                              7.356            7.357           7.358          7.359           7.359          7.360

100-00                              7.350            7.350           7.350          7.350           7.350          7.350
100-00+                             7.344            7.342           7.342          7.341           7.341          7.340
100-01                              7.338            7.335           7.333          7.332           7.331          7.330
100-01+                             7.332            7.327           7.325          7.324           7.322          7.320
100-02                              7.326            7.320           7.317          7.315           7.313          7.310
100-02+                             7.320            7.312           7.309          7.306           7.304          7.300
100-03                              7.313            7.304           7.301          7.298           7.295          7.290
100-03+                             7.307            7.297           7.292          7.289           7.286          7.280

100-04                              7.301            7.289           7.284          7.280           7.276          7.270
100-04+                             7.295            7.282           7.276          7.272           7.267          7.260
100-05                              7.289            7.274           7.268          7.263           7.258          7.250
100-05+                             7.283            7.267           7.260          7.255           7.249          7.240
100-06                              7.277            7.259           7.251          7.246           7.240          7.230
100-06+                             7.271            7.251           7.243          7.237           7.231          7.220
100-07                              7.265            7.244           7.235          7.229           7.221          7.210
100-07+                             7.259            7.236           7.227          7.220           7.212          7.200

First Payment                       2.625            2.042           1.875          1.708           1.625          1.458
Average Life                        2.951            2.314           2.123          2.000           1.882          1.720
Last Payment                        3.292            2.625           2.458          2.292           2.125          1.958
Accrued Interest                    0.302            0.302           0.302          0.302           0.302          0.302


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY
PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION
IN THE PROSPECTUS SUPPLEMENT.


                                       22


Preliminary Marketing and Computational Materials
PeopleFirst.com Vehicle Receivables Owner Trust
Asset-Backed Notes, Series 2000-1

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.




                                                     BOND A4 AAA/Aaa CLASS

****  TO CALL  ****

CURRENT BALANCE: $70,520,000                                                                              DATED DATE: 06/15/00
ORIGINAL BALANCE: $70,520,000                                                                       YIELD TABLE DATE: 06/30/00
                                                    BOND A4 BE-YIELD TABLE

                                                       PREPAYMENT SPEED

                                    0.00%             1.00%            1.30%           1.50%         1.70%         2.00%
PRICE                                ABS               ABS              ABS             ABS           ABS           ABS
                                     ---               ---              ---             ---           ---           ---

99-24                               7.505             7.518            7.523           7.528         7.535         7.545
99-24+                              7.501             7.512            7.517           7.522         7.528         7.537
99-25                               7.496             7.507            7.511           7.516         7.522         7.530
99-25+                              7.491             7.501            7.505           7.509         7.515         7.523
99-26                               7.486             7.495            7.499           7.503         7.508         7.515
99-26+                              7.481             7.490            7.493           7.497         7.501         7.508
99-27                               7.476             7.484            7.487           7.490         7.495         7.501
99-27+                              7.471             7.478            7.481           7.484         7.488         7.493

99-28                               7.466             7.473            7.475           7.478         7.481         7.486
99-28+                              7.461             7.467            7.469           7.471         7.474         7.479
99-29                               7.457             7.461            7.463           7.465         7.468         7.471
99-29+                              7.452             7.456            7.457           7.459         7.461         7.464
99-30                               7.447             7.450            7.451           7.452         7.454         7.457
99-30+                              7.442             7.444            7.445           7.446         7.447         7.449
99-31                               7.437             7.439            7.439           7.440         7.441         7.442
99-31+                              7.432             7.433            7.433           7.434         7.434         7.435

100-00                              7.427             7.427            7.427           7.427         7.427         7.427
100-00+                             7.422             7.422            7.421           7.421         7.420         7.420
100-01                              7.417             7.416            7.415           7.415         7.414         7.413
100-01+                             7.413             7.410            7.409           7.408         7.407         7.405
100-02                              7.408             7.405            7.403           7.402         7.400         7.398
100-02+                             7.403             7.399            7.397           7.396         7.393         7.391
100-03                              7.398             7.393            7.391           7.389         7.387         7.383
100-03+                             7.393             7.388            7.385           7.383         7.380         7.376

100-04                              7.388             7.382            7.379           7.377         7.373         7.369
100-04+                             7.383             7.376            7.373           7.370         7.367         7.361
100-05                              7.378             7.371            7.367           7.364         7.360         7.354
100-05+                             7.374             7.365            7.361           7.358         7.353         7.347
100-06                              7.369             7.359            7.355           7.352         7.346         7.339
100-06+                             7.364             7.354            7.349           7.345         7.340         7.332
100-07                              7.359             7.348            7.343           7.339         7.333         7.325
100-07+                             7.354             7.342            7.337           7.333         7.326         7.317

First Payment                       3.292             2.625            2.458           2.292         2.125         1.958
Avg Life To Call                    3.789             3.195            2.999           2.837         2.635         2.403
Avg Life To Mat                     4.021             3.534            3.317           3.152         2.971         2.689
Last Payment                        3.958             3.375            3.208           3.042         2.792         2.542
Accrued Interest                    0.305             0.305            0.305           0.305         0.305         0.305



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.


                                       23